BYLAWS

                                       OF

                          MINING SERVICES INTERNATIONAL

                               a Utah Corporation

                                      1988

                                     BYLAWS

                                       OF

                          MINING SERVICES INTERNATIONAL

                                TABLE OF CONTENTS
                                -----------------

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ARTICLE I........................................................................................  1

Identification...................................................................................  1
         1.1    Name.............................................................................  1
         1.2    Principal Office.................................................................  1
         1.3    Registered Office and Registered Agent...........................................  1
         1.4    Seal.............................................................................  1
         1.5    Fiscal Year......................................................................  1

ARTICLE II      .................................................................................  1

Capital Stock   .................................................................................  1
         2.1    Payment for Shares...............................................................  1
         2.2    Certificates Representing Shares.................................................  2
         2.3    Transfer Records.................................................................  1
         2.4    Transfer of Stock................................................................  2
         2.5    Lost, Stolen or Destroyed Certificates...........................................  2
         2.6    Holder...........................................................................  3
         2.7    Agents...........................................................................  3

ARTICLE III     .................................................................................  3

Books and Records................................................................................  3
         3.1    Books and Records................................................................  3
         3.2    Financial Statements.............................................................  3

ARTICLE IV      .................................................................................  4

Bylaws   ........................................................................................  4
         4.1    Amendments.......................................................................  4
         4.2    Bylaw Provisions Additional and Supplemental to Provisions of Law................  4
         4.3    Bylaw Provisions Contrary to or Inconsistent with Provisions of Law..............  4

ARTICLE V       .................................................................................  4

Meeting of Shareholders..........................................................................  4
         5.1    Place of Meetings................................................................  4
         5.2    Annual Meeting...................................................................  5
         5.3    Special Meetings.................................................................  5

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         5.4    Notice of Meetings...............................................................  6
         5.5    Waiver of Notice.................................................................  9
         5.6    Closing of Transfer Books or Fixing of Record Date...............................  9
         5.7    Voting List......................................................................  9
         5.8    Quorum of Shareholders, Vote.....................................................  10
         5.9    Voting of Shares.................................................................  10
         5.10   Proxies..........................................................................  10
         5.11   Adjournments.....................................................................  10
         5.12   Action Without a Meeting.........................................................  10
         5.13   Rights, Powers and Authority of Chairman of Shareholder
                Meeting in Presiding Over Meeting................................................  11

ARTICLE VI      .................................................................................  11

The Board of Directors...........................................................................  11
         6.1    Number and Qualifications........................................................  11
         6.2    Exercise of Corporate Power......................................................  11
         6.3    Term.............................................................................  11
         6.4    Elections........................................................................  12
         6.5    Vacancies........................................................................  12
         6.6    Place of Meetings................................................................  12
         6.7    Annual Meetings..................................................................  12
         6.8    Other Meetings...................................................................  12
         6.9    Quorum...........................................................................  12
         6.10   Action Without a Meeting.........................................................  13
         6.11   Chairman.........................................................................  13
         6.12   Removal..........................................................................  13
         6.13   Resignation......................................................................  13
         6.14   Loans............................................................................  13
         6.15   Fees and Compensation............................................................  13
         6.16   Presumption of Assent............................................................  13
         6.17   Committees.......................................................................  14

ARTICLE VII     .................................................................................  14

Officers ........................................................................................  14
         7.1    Election and Qualifications......................................................  14
         7.2    Term of Office and Compensation..................................................  14
         7.3    Resignation......................................................................  14
         7.4    Removal and Vacancies............................................................  14
         7.5    The President....................................................................  14
         7.6    The Vice President...............................................................  15
         7.7    The Secretary....................................................................  15
         7.8    The Treasurer....................................................................  15
         7.9    General Counsel..................................................................  16
         7.10   General Manager..................................................................  16
         7.11   Other Officers...................................................................  17
         7.12   Salaries.........................................................................  17
         7.13   Surety Bonds.....................................................................  17
         7.14   Transfer of Authority............................................................  17
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ARTICLE VIII    .................................................................................  17

Indemnification .................................................................................  17
         8.1    Indemnity Provided...............................................................  17
         8.2    Nonexclusive Rights..............................................................  18
         8.3    Insurance........................................................................  18
         8.4    Settlement by Corporation........................................................  18

ARTICLE IX      .................................................................................  18

Special Corporate Acts...........................................................................  18
         9.1    Contracts........................................................................  18
         9.2    Loans............................................................................  19
         9.3    Deposits.........................................................................  19
         9.4    Checks and Drafts................................................................  19
         9.5    Bonds and Debentures.............................................................  19
         9.6    Shares Held by the Corporation...................................................  19

ARTICLE X       .................................................................................  19

Miscellaneous   .................................................................................  19
         10.1   Waiver of Notice.................................................................  19
         10.2   Dividends........................................................................  20
         10.3   Gender...........................................................................  20

Certificate of Secretary.........................................................................  20


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                                     BYLAWS

                                       OF

                    MINING SERVICES INTERNATIONAL CORPORATION

                          (as amended to May 19, 1999)

                                    ARTICLE I

                                 Identification
                                 --------------

         Section 1.1 NAME. The name of the Corporation is Mining Services International Corporation.

         Section 1.2 PRINCIPAL OFFICE. The principal office of the Corporation shall be located at 8805 South Sandy Parkway, Sandy, Utah 84070. The Corporation may have such other offices, either within or without the State of Utah, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

         Section 1.3. REGISTERED OFFICE AND REGISTERED AGENT. The address of the registered office of the Corporation is 8805 South Sandy Parkway, Sandy, Utah 84070; and the name of the registered agent at this address is Duane W. Moss.

         Section 1.4. SEAL. The Corporation shall adopt and use a corporate seal consisting of a circle mounted upon a metal die which sets forth in its circumference the name of the Corporation and the state and date of incorporation.

         Section 1.5. FISCAL YEAR. The fiscal year of the Corporation shall end on December 31 of each year, but may be changed by resolution of the Board of Directors.

                                   ARTICLE II

                                  Capital Stock
                                  -------------

         Section 2.1. PAYMENT FOR SHARES. The consideration for the issuance of shares may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the Corporation. When payment of the consideration for which shares are to be issued shall have been received by the Corporation, such shares shall be deemed to be fully paid and nonassessable. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the Corporation. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of the consideration received for shares shall be conclusive. No certificate shall be issued for any share until the share is fully paid.

         Section 2.2. CERTIFICATES REPRESENTING SHARES. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Directors. Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Directors and sealed with the Seal of the Corporation. Any such required signature may be made by facsimile provided proper security over use of such facsimiles is maintained. All certificates for shares shall be consecutively numbered.

         Section 2.3. TRANSFER RECORDS. The Secretary, or if the Corporation engages an agent, the registrar or transfer agent, shall maintain records containing the name, address, taxpayer identification number of each Shareholder plus the certificate number, date of issue and shares represented by each certificate held by each Shareholder.

         Section 2.4. TRANSFER OF STOCK. Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof, by his, her or its legal representative, who shall furnish proper evidence of authority to transfer, or by his, her or its attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes. All certificates surrendered to the Corporation for transfer shall be marked "Cancelled" with the date of cancellation and no new certificate issued in connection therewith unless all of the following are satisfied:

                  (a) Endorsement. The surrendered certificate is properly endorsed by the registered holder or his, her or its duly authorized attorney;

                  (b) Witnessing. The endorsement or endorsements required as aforesaid shall be guaranteed or notarized unless the Secretary waives this requirement in writing;

                  (c) Adverse Claims. The Corporation has no notice of any adverse claims or has discharged any duty to inquire into any such claims; and

                  (d) Collection of Taxes. Any applicable law relating to the collection of taxes imposed on or in connection with shares has been satisfied.


         Section 2.5. LOST, STOLEN OR DESTROYED CERTIFICATES. The Corporation shall issue a new stock certificate in place of any certificate theretofore issued where the holder of record of the certificate:

                  (a) Claim. Makes proof in affidavit form that it has been lost, destroyed or wrongfully taken;

                  (b) Timely Request. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim;

                  (c) Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation against any claims that may be made on account of the alleged loss, destruction or theft of the certificates; and

                  (d)  Other   Requirements.   Satisfies  any  other  reasonable
         requirements   imposed  by  the  Corporation  not   inconsistent   with
         applicable law.

                  When a certificate has been lost, apparently destroyed, or wrongfully taken and the holder of record fails to notify the Corporation within a reasonable time after he, she or it had notice of it, and the Corporation registers a transfer of the shares represented by this certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or for a new certificate.

         Section 2.6. HOLDER. The Corporation shall be entitled to treat the holder of record of any share as the holder in fact hereof, and accordingly, shall not be bound to recognize any claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of the State of Utah.

         Section 2.7. AGENTS. The Corporation at the election of the Board of Directors, may engage the services of a stock registrar or transfer agent to assist the Secretary in issuance of shares and maintenance of stock records.

                                   ARTICLE III

                                Books and Records
                                -----------------

         Section 3.1. BOOKS AND RECORDS. The Corporation shall keep at its registered office the following books and records, and any Shareholder of record, upon written demand stating the purpose thereof, shall have the right to examine, in person, or by agent or attorney, at any reasonable time or times, for any proper purpose, the same and make extracts therefrom:

                  (a) Its books and records of account;

                  (b) Its minutes of meetings of the Board of Directors and any committees thereof;

                  (c) Its minutes of meetings of the Shareholders;

                  (d) Its records of Shareholders which shall give their names and addresses and the number and class of the shares held by each; and

                  (e) Copies of its Articles of Incorporation and Bylaws as originally executed and adopted together with all subsequent amendments thereto.


         Section 3.2. FINANCIAL STATEMENTS. Upon written request of any Shareholder of the Corporation, the Corporation shall mail to such shareholder its most recent annual or quarterly financial statements showing in reasonable detail its assets and liabilities and the results of its operations unless the Shareholder has already received the same. Neither the Corporation nor any Director, Officer, employee or agent of the Corporation shall be liable to the Shareholder or anyone to whom the Shareholder discloses the financial statement or any information contained therein for any error or omission therein whether caused with or without fault, by negligence or by gross negligence, unless (1) the error or omission is material, (2) the error or omission is intended for the shareholder or other person to rely thereon to his detriment, (3) the Shareholder or other person did reasonably rely thereon to his detriment, and
(4) such Director, Officer, employee or agent is otherwise liable under applicable law.

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                                   ARTICLE IV

                                     Bylaws
                                     ------

         Section 4.1. AMENDMENTS. All Bylaws may be altered, amended or repealed and new Bylaws adopted by the Board of Directors. Any such action shall be subject to repeal or change by action of the Shareholders, but the alteration, amendment, repeal, change or new Bylaw (and the repeal of the old Bylaw) shall be valid and effective when made by the Board of Directors and no Director, Officer, Shareholder, employee or agent of the Corporation shall incur any liability by reason of any action taken or omitted in reliance on the same. The power of the Shareholders to repeal or change any alteration, amendment, repeal or new Bylaw shall not extend to any original Bylaw of the Corporation so long as it is not altered, amended or repealed, but only to action by the Board thereafter. No Bylaw shall be adopted by the Board of Directors which shall require more than a majority of the voting shares for a quorum at a meeting of Shareholders, or more than majority of the votes cast to constitute action by the Shareholders, except where higher percentages are required by law or by the Articles of Incorporation.

         Section 4.2. BYLAW PROVISIONS ADDITIONAL AND SUPPLEMENTAL TO PROVISIONS OF LAW. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

         Section 4.3. BYLAW PROVISIONS CONTRARY TO OR INCONSISTENT WITH PROVISIONS OF LAW. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided in Section 4.2 hereof, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrase is or are illegal.


                                    ARTIVLE V

                            Meetings of Shareholders
                            ------------------------

         Section 5.1. PLACE OF MEETINGS. All meetings of the shareholders, annual or special, however called shall be held at the principal office of the Corporation unless the President or Board of Directors designates another place. The President or the Board of Directors may designate any place for any meeting, either within or without the State of Utah.

                  Section 5.1.1. DETERMINATION OF CHAIR OF SHAREHOLDER MEETINGS. The Board of Directors shall determine and designate who shall act as chairperson and preside over each meeting of the shareholders.

         Section 5.2. ANNUAL MEETING. The annual meeting of the Shareholders shall be held on such day and at such time as shall be fixed by the Board of Directors for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall fall on a legal holiday in the State of Utah, such meeting shall be held on the next succeeding business day. If the election of Directors shall not be held on the day designated herein for any annual meeting of the Shareholders, or at any election to be held at a special meeting of the Shareholders as soon as it may be conveniently held thereafter.

         Section 5.3. SPECIAL MEETINGS. Special meetings of the Shareholders may be called by the President, the Board of Directors, or the holders of not less than one-tenth of all shares entitled to vote at the meeting.

                  5.3.1.  PROCEDURE FOR CALLING SPECIAL MEETINGS.

                           (a) Called by  Shareholders.  Special meetings of the
                  Shareholders for any purpose or purposes shall be called by the holders of not less than one-tenth of all shares entitled to vote at the meeting only upon a request in writing therefor, stating the precise purpose or purposes thereof (which purpose or purposes must all be a proper matter for consideration by the shareholders), and delivered to the Chairman of the Board, the President or the Secretary. If the Board of Directors does not pass a resolution endorsing and calling for the special meeting for the purpose or purposes requested by the Shareholders requesting the special meeting, those Shareholders requesting the meeting shall be responsible (in proportion to the number of shares held by each such Shareholder with the total number of shares held by all such Shareholders when the written request was made) for all of the costs and expenses related to such special meeting, including the costs of printing and delivering the notice of the meeting to the Shareholders, the expenses of holding and conducting the meeting and the costs incurred by the Company in preparing for such special meeting. No special meeting requested by a Shareholder shall be held sooner than one hundred twenty (120) days after the Shareholder(s) provided the written request for such special meeting to the Chairman of the Board, the President or the Secretary. All notices of special meetings called for by the Shareholders shall specify the precise purpose or purposes thereof. No business other than that stated in the notice shall be transacted at any special meeting.

                           (b) Called by the Board of Directors or the President. Special meetings of the Shareholders may be called by the Board of Directors as set forth in the Articles of Incorporation and the Bylaws of the Company and by the Utah Revised Business Company Act, as amended (the "Act"). No business other than that stated in the notice of the special meeting shall be transacted at any special meeting.

         Section 5.4. NOTICE OF MEETINGS. Written notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten
(10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the Officer or persons calling the meeting, to each registered holder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the registered holder at his address as it appears on the stock transfer books of the Corporation, with postage on it prepaid.

                  Section 5.4.1. NOTICE OF SHAREHOLDER BUSINESS AND NOMINATIONS.

                  (a)      Annual Meetings of Shareholders.

                           (1) Nominations of persons for election to the Board of Directors of the Company and the proposal of business to be considered by the Shareholders may be made at an annual meeting of Shareholders (i) pursuant to the Company's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any Shareholder of the Company who was a Shareholder of record at the time of giving of notice of the meeting as provided for in the Articles of Incorporation and the Bylaws of the Company, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Articles of Incorporation and Bylaws of the Company and the Act.

                           (2) For  nominations or other business to be properly
                  brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section, the Shareholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for shareholder action. To be timely, a Shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 20 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a Shareholder's notice as described above. Such Shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a (11) thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such Shareholder, as they appear on the Company's books, and of such beneficial owner and (B) the class and number of shares of the Company which are owned beneficially and of record by such Shareholder and such beneficial owner.

                           (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section to the contrary, in the event that the number of Directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a Shareholder's notice required by this Article shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

                           (b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of Shareholders at which Directors are to be elected pursuant to the Company's notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that Directors shall be elected at such meeting, by any Shareholder of the Company who is a Shareholder of record at the time of giving of notice provided for in this Section, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in the Articles of Incorporation and Bylaws of the Company. In the event the Company calls a special meeting of Shareholders for the purpose of electing one or more Directors to the Board of Directors, any such Shareholder may nominate a person or persons (as the case may
                  be), for election to such position(s) as specified in the Company's notice of meeting, if the Shareholder's notice required by paragraph (a)(2) of this Section shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a Shareholder's notice as described above.

                  (c)      General.

                           (1) Only such persons who are nominated in accordance
                  with the procedures set forth in this Section shall be eligible to serve as Directors and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in the Articles of Incorporation and the Bylaws of the Company. Except as otherwise provided by law, the Articles of Incorporation or the Bylaws of the Company, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in the Articles of Incorporation and the Bylaws of the Company and, if any proposed nomination or business is not in compliance with the Articles of Incorporation and the Bylaws of the Company, to declare that such defective proposal or nomination shall be disregarded.

                           (2) For purposes of this Section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                           (3) Notwithstanding the foregoing  provisions of this
                  Section, a Shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the Articles of Incorporation of Company and the Bylaws of the Company. Nothing in this Section shall be deemed to affect any rights of Shareholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a (8) under the Exchange Act.

         Section 5.5. WAIVER OF NOTICE. Any Shareholder may waive notice of any meeting of Shareholders, (however called or noticed, whether or not called or noticed and whether before, during or after such meeting) by signing a written waiver of notice or consent to the holding of such meeting, or an approval of the minutes thereof. Attendance at a meeting, in person or by proxy, shall constitute waiver of all defects of call or notice regardless of whether a waiver, consent or approval is signed or any objections are made. All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.

         Section 5.6. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or Shareholders entitled to receive payment of any dividend, or in order to make a determination of Shareholders for any other proper purpose, the Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, five (5) days. If the stock transfer books shall be closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such books shall be closed for at least one
(1) day. In lieu of closing the stock transfer books, the Directors may fix in advance a date as the record date for any such determination of Shareholders, such date in any case to be not more than fifty (50) days and not less than ten
(10) days prior to the date on which the particular action requiring such determination of Shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of Shareholders, or Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

         Section 5.7. VOTING LIST. The Officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of Shareholders, a complete list of the Shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to the meeting, shall be kept on file at the registered office of the Corporation and shall be subject to the inspection by any Shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the Shareholders entitled to examine such list or transfer books or to vote at any meeting of Shareholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

         Section 5.8. QUORUM OF SHAREHOLDERS, VOTE. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders. If a quorum is present, except for election of Directors which shall be by plurality, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject shall be the act of the Shareholders, unless the vote of a greater number or voting by classes is required by the laws of the State of Utah or the Articles of Incorporation. Shares shall not be counted to make up a quorum for a meeting if voting of them at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the withdrawal of enough Shareholders to leave less than quorum.

         Section 5.9. VOTING OF SHARES. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to vote at a meeting of Shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation.

         The following shares of the Corporation shall not be allowed to vote or be counted in determining the total number of outstanding shares at any given time: (a) shares held in treasury, and (b) shares held by a subsidiary of the corporation in which the Corporation holds a majority of the outstanding shares.

         Section 5.10. PROXIES. A Shareholder may vote either in person or in proxy executed in writing by the Shareholder or by his, her or its duly authorized attorney in fact. No proxy shall be valid after eleven (11) months from the date of its execution, unless the proxy specifically provides a longer length of time for which the proxy is to continue in force, which in no case shall exceed seven (7) years from the date of execution. Any written consent or proxy, may be revoked by the Shareholder, a transferee or the Shareholder's personal representative prior to the time that written consents of the number of shares required to authorize any proposed action have been filed with the Secretary of the Corporation, but may not do so thereafter.

         Section 5.11. ADJOURNMENTS. Any Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but, except as provided in Section 5.12 hereof, in the absence of a quorum no other business may be transacted at such meeting. When a meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original special meeting. Save as aforesaid, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which such adjournment is taken.

         Section 5.12. ACTION WITHOUT A MEETING. Any action required to be taken at a meeting of the Shareholders of the Corporation, or any action that may be taken at a meeting of the Shareholders, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof. This consent shall have the same effect as a unanimous vote of Shareholders and may be stated as such in any articles or document filed with the Utah Division of Corporations and Commercial Code.

         Section 5.13. RIGHTS, POWERS AND AUTHORITY OF CHAIRMAN OF SHAREHOLDER MEETING IN PRESIDING OVER MEETING. The person designated by the Board of Directors pursuant to Section 5.1.1 of the Bylaws to chair and preside over a meeting of the Shareholders shall have the following rights, powers and authority:

                  (a) to determine the rules and procedures for the conduct of the meeting, which rules shall be set forth in writing and provided to the Board of Directors prior to the convening of the meeting, and to rule upon whether any action or inaction is permitted or prohibited by such rules and procedures;

                  (b) to determine the appropriate rules and procedures for actions or inactions that are beyond the scope of the written rules and procedures;

                  (c) to exercise discretion in the recognition of Shareholders during the meeting; and

                  (d) to convene the meeting and, notwithstanding anything to the contrary in Section 5.11 of the Bylaws, to adjourn the meeting.



                                   ARTICLE VI

                             The Board of Directors
                             ----------------------

         Section 6.1. NUMBER AND QUALIFICATIONS. The members of the Board of Directors of the Company need not be residents of the State of Utah or Shareholders of the Company and need have no other qualifications, other than as set forth in Section 5.4.1 of the Bylaws. The number of Directors shall be three
(3) but may be increased or decreased to not less than three (3) from time to time by resolution of the Board of Directors or by amendment of this section; provided, however, no decrease shall have the effect of shortening the term of any incumbent Director.


         Section 6.2. EXERCISE OF CORPORATE POWER. The business and affairs of the Corporation shall be managed by the Board of Directors.

         Section 6.3. TERM. The term of each Director shall begin immediately on election and shall continue until the date set under these Bylaws for the next annual meeting of the Shareholders. Each Director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified.

         Section 6.4. ELECTIONS. At each annual meeting of the Shareholders, the Shareholders shall elect Directors, provided that if for any reason said annual meeting or an adjournment thereof is not held or the Directors are not elected thereat, then the Directors may be elected at any special meeting of the Shareholders called and held for that purpose.

         Section 6.5. VACANCIES. A vacancy or vacancies in the Board of Directors shall exist in case of the death, resignation or removal of any Director, or if the authorized number of Directors is increased, or if the Shareholders fail, at any annual or special meeting at which any Director is elected, to elect the full authorized number of Directors to be voted for at the meeting. Also, the Board of Directors may declare vacant the office of a Director if he or she is found to be of unsound mind by an order of a court of competent jurisdiction or convicted of a felony or misdemeanor involving moral turpitude or if, within sixty (60) days after notice of his election, he does not accept the office either in writing or by attending a meeting of the Board of Directors. Any vacancy occurring may be filled by the affirmative vote of a majority of the remaining Directors (or a sole remaining Director) although less than a quorum. A Director elected to fill a vacancy shall be elected for the expired term of his or her predecessor in office, or if there was no predecessor, until the date set under these Bylaws for the next annual meeting and until his or her successor is elected and qualified. Any vacancy created by reason of the removal of one (1) or more Directors by the Shareholders may be filled by election of the Shareholders at the meeting at which the Director or Directors are removed.

         Section 6.6. PLACE OF MEETINGS. Meetings of the Board of Directors, whether annual, regular, or special, may be held either within or without the State of Utah.

         Section 6.7. ANNUAL MEETINGS. The Board of Directors shall meet each year immediately after the annual meeting of the Shareholders, at the principal office of the Corporation or other place designated by the Board of Directors, for the purpose of organization, election of Officer, and consideration of any other business, election of Officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors need be given for such meeting. The Board of Directors may provide, by resolutions, the time and place for the
holding  of  additional   regular   meetings  without  other  notice  than  such
resolution.

         Section 6.8. OTHER MEETINGS. Other meetings of the Board of Directors may be held upon notice by letter, telegram, cable, delivered for transmission or mailing not later than three (3) days immediately preceding the day for the meeting, upon the call of the President or Secretary of the Corporation at any place within or without this state. Notice of any meeting of the Board of Directors may be waived in writing signed by the person or persons entitled to the notice, whether before or after the time of the meeting. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 6.9. QUORUM. A majority of the number of Directors fixed by the blaws shall constitute a quorum for the transaction of business. The act of the majority of the Directors preseN at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by statute, the Articles of Incorporation, or the Bylaws.

         Section 6.10. ACTION WITHOUT A MEETING. Any action that may be taken at a meeting of the Directors or of a committee, may be taken without a meeting if consent in writing, setting forth the action so to be taken, shall be signed by all of the Directors or all the members of the committee, as the case may be.

         Section 6.11. CHAIRMAN. The Board of Directors may elect from its own number a Chairman of the Board, who shall preside at all meetings of the Board of Directors, and shall perform such other duties as may be prescribed from time to time by the Board of Directors. In the absence of such an election, the President shall serve as Chairman of the Board.

         Section 6.12. REMOVAL. By proper action without a meeting or at a meeting expressly called for that purpose, one (1) or more Directors may be removed (a) with or without cause by a vote of majority of the shares entitled to vote at an election of the Directors; or (b) only for cause by a vote of majority of the other Directors.

         Section 6.13. RESIGNATION. A Director may resign at any time by delivering written notification thereof to the President or Secretary of the Corporation. Resignation shall become effective upon its acceptance by the Board of Directors; provided, however, that if the Board of Directors has not acted thereon within (10) days from that date of its delivery, the resignation shall upon the tenth day be deemed accepted.

         Section 6.14. LOANS. The Board of Directors shall have the following power with respect to the lending of funds:

                  (a) Loans of Funds, Generally. To lend money in furtherance of any of the purposes of the Corporation; to invest and reinvest the funds of the Corporation from time to time; and to take and hold any property as security for the payment of funds so loaned or invested; and

                  (b) Loans to Employees and Directors. To lend money and use its credit to assist any employees of the Corporation or of a subsidiary, including any such employee who is a Director of the Corporation, if the Board of Directors decides that such loan or assistance may benefit the Corporation; but to make no loans or use of its credit to assist its Directors without authorization in the particular case by the Shareholders.

         Section 6.15. FEES AND COMPENSATION. Directors and members of the committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors. Such compensation so fixed shall be reported to the Shareholders.

         Section 6.16. PRESUMPTION OF ASSENT. A Director of the Corporation who is present at a meeting of the Board of Directors at which the action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the Secretary before the adjournment thereof or shall forward such dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right of dissent shall not apply to a Director who voted in favor of such action.

         Section 6.17. COMMITTEES. The Board of Directors by resolution adopted by the majority of the number of Directors fixed by the Bylaws may designate a committee or committees consisting of not less than two (2) Directors which committee or committees, to the extent provided in such resolution, shall have and may exercise all the authority provided in such resolution, shall have and may exercise all the authority provided to the Board of Directors; but the designation of such committee or committees and delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon him, her or it by law.


                                   ARTICLE VII

                                    Officers
                                   ---------

         Section 7.1. ELECTION AND QUALIFICATIONS. The Officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors at the meeting of the Board of Directors next following the annual meeting of the Shareholders (or at any meeting if an office is vacant) and such other officers, and assistant officers and agents, as the Board of Directors shall deem necessary, who shall be elected and shall hold their offices for such terms as the Board of Directors may prescribe. Any two (2) or more offices may be held by the same person except those of President and Secretary. Any Vice President, Assistant Treasurer or Assistant Secretary, respectively, may exercise any the powers of the President, the Treasurer, or the Secretary, respectively, as directed by the Board of Directors and shall perform such other duties as are imposed upon him by the Bylaws or the Board of Directors. Election or appointment of an Officer or agent shall not of itself create contract rights.

         Section 7.2. TERM OF OFFICE AND COMPENSATION. The term of office and salary of each of said Officers and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by said Board from time to time at its pleasure.

         Section 7.3. RESIGNATION. Any officer may resign at any time by delivering a written resignation either to the President or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

         Section 7.4. REMOVAL AND VACANCIES. Any Officer of the Corporation may be removed by the Board of Directors at any meeting whenever in its judgement the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until his successor is duly chosen and qualified.

         Section 7.5. THE PRESIDENT. Subject to the control of the Board of Directors, the President shall:

                  (a) be the chief executive officer and shall have active executive management of the operations of the Corporation;

                  (b) have power to call and, subject to being designated by the Board of Directors pursuant to Section 5.1.1 of the Bylaws to preside over a meeting of Shareholders, to preside at all meetings of Shareholders, discharge all the duties that devolve upon a presiding officer, and perform such other duties as the Bylaw provide or the Board of Directors may prescribe;

                  (c)  have  full   authority  to  execute  powers  of  attorney
         appointing other corporations, partnerships, or individuals the agent of the Corporation;

                  (d) affix the signatures of the Corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the President, should be executed on behalf of the Corporation and do not require such authorization;

                  (e) sign certificates for shares of stock of the Corporation; and

                  (f) have general charge of the property of the Corporation and to supervise and control all Officers, agents and employees of the Corporation.

                  Section 7.5.1. AUTHORITY OF PRESIDENT. Notwithstanding anything to the contrary in the Bylaws, in the absence of contrary written directions from a majority of the Board of Directors, the President shall have, to the fullest extent available under law, all rights, powers and authority to do any and all actions to conduct the business, operations and activities of the Company.

         Section 7.6. THE VICE PRESIDENT. The Vice President or one of the Vice Presidents shall perform all duties incumbent upon the President during the disability of the President, and shall perform such other duties as the Bylaws may provide or the Board of Directors may prescribe.

         Section 7.7.  THE SECRETARY.  The Secretary shall:

                  (a) attend all meetings of the Shareholders and the Board of Directors;

                  (b) keep, or cause to be kept in a book provided for this purpose, a true and complete record of the proceedings of these meetings, including notice thereof given, the names of those present, and the number of shares present and Shareholders' meetings and the proceedings thereof;

                  (c)  be   custodian  of  the  records  and  the  Seal  of  the
         Corporation and see that the Seal is affixed to all documents, the execution of which on behalf of the Corporation under its Seal is duly authorized;

                  (d) give all notices and shall perform such other duties as the Bylaws may provide or the Board of Directors may prescribe;

                  (e) keep a supply of certificates for shares of the Corporation, fill in all certificates issued, and make a proper record of each such issuance; provided, that so long as the Corporation shall have one (1) or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the Corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents; and

                  (f) transfer upon the share books of the Corporation any and all shares of the Corporation; provided, that so long as the Corporation shall have one (1) or more duly appointed and acting transfer agents of the shares, or class or series of shares, of the Corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer, and also, if the Corporation then has one (1) or more duly appointed and acting registrars, to the reasonable regulations of the registrar to which the new certificate is presented for registration; and provided, further, that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated.

         Section 7.8.  THE TREASURER.  The Treasurer shall:

                  (a) keep correct and complete records of account, showing accurately at all times the financial condition of the Corporation;

                  (b) be the legal custodian of all moneys, notes, securities, and other valuables that may from time to time come into the possession of the Corporation;

                  (c) immediately deposit all funds of the Corporation in some reliable bank or other depository to be designated by the Board of Directors, and shall keep this bank account in the name of the Corporation;

                  (d) furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Corporation; and

                  (e) perform such other duties as the Bylaws may provide or the Board of Directors may prescribe.

         Section 7.9. GENERAL COUNSEL. The Board of Directors may appoint a General Counsel who shall advise and represent the Corporation generally in all legal matters and proceedings, and shall act as counsel to the Board of Directors and any Executive Committee. The General Counsel may sign and execute pleadings, powers of attorney pertaining to legal matters, and any other contracts and documents in the regular course of his duties.

         Section 7.10. GENERAL MANAGER. The Board of Directors may employ and appoint a General Manager who may or may not be one of the Officers or directors of the Corporation. The General Manager may be the Chief Operating Officer of the Corporation and, subject to the directions of the Board of Directors, shall:

                  (a) have general charge of the business operations of the Corporation and general supervision over its employees and agents;

                  (b) employ all employees of the Corporation, or delegate such employment to subordinate officers, or such division chiefs, and shall have authority to discharge any person so employed;

                  (c) make a report to the President and Directors quarterly, or more often if required to do so, setting forth the result of the operations under his charge, together with suggestions looking to the improvement and betterment of the condition of the Corporation; and

                  (d) perform such other duties as the Board of Directors shall require.


         Section 7.11. OTHER OFFICERS. Other officers shall perform such duties and have such powers as may be assigned to them by the Board of Directors.

         Section 7.12. SALARIES. The salaries or other compensation of the Officers of the Corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person, group of persons or committee the power to fix the salaries or other compensation of any subordinate officers or agents. No Officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a Director of the Corporation.

         Section 7.13. SURETY BONDS. In case the Board of Directors shall so require, any Officer or agent of the Corporation shall execute to the Corporation a bond in such sums and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, monies or securities of the Corporation which may come into his hands.

         Section 7.14. TRANSFER OF AUTHORITY. In case of the absence of any Officer of the Corporation or for any reason that the Board of Directors may deem sufficient, the Board of Directors may transfer the powers or duties of the Officer to any other Officer or to any Director or employee of the Corporation, provided a majority of the Board of Directors concurs.


                                  ARTICLE VIII

                                 Indemnification
                                 ---------------

         Section 8.1. INDEMNITY PROVIDED. No Officer or Director shall be personally liable for any obligations of the Corporation or for any duties or obligations arising out of acts or conduct of said Officer or Director duly performed for or on behalf of the Corporation. The Corporation, to the fullest extent permitted, and in the manner required by the laws of the State of Utah, shall (a) indemnify any person (and the heirs and legal representatives of such person) who was or is made or is threatened to be made a party to any

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

threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all applicable claims, judgments, fines, amounts paid in settlement, liabilities and legal and other costs actually and reasonably incurred in connection with any such action, suit or proceeding; and
(b) provide to any such person (and the heirs and legal representatives of such person) advances for expenses incurred in defending any such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such person (and the heirs and legal representatives of such person) to repay such advances if it shall ultimately be determined that he is not entitled to indemnification by the Corporation. The rights accruing to any person under the foregoing provisions of this section shall not exclude any other right to which he may lawfully be entitled, nor shall anything herein contained restrict the right of the Corporation to indemnify or reimburse such person in any proper case, even though not specifically herein provided for. The Corporation, its Directors, Officers, employees and agents shall be fully protected in taking any action or making any payment, or in refusing so to do in reliance upon the advice of counsel.

         Section 8.2. NONEXCLUSIVE RIGHTS. The indemnification and advancement of expenses provided by these Bylaws shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any resolution, agreement, vote of Shareholders or disinterested Directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, Officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person

         Section 8.3. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of these Bylaws or otherwise.

         Section 8.4. SETTLEMENT BY CORPORATION. The right of any person to be indemnified shall be subject to the right of the Corporation by its Board of Directors, in lieu of such indemnity, to settle any such claim, action, suit or proceeding at the expense of the Corporation by the payment of the amount of such settlement and the costs and expenses incurred in connection therewith.


                                   ARTICLE IX

                             Special Corporate Acts
                             ----------------------

         Section 9.1. CONTRACTS. No Officer, agent, or employee of the Corporation shall have power to bind the Corporation by contract or otherwise unless authorized to do so by these Bylaws or by the Board of Directors. The Board of Directors may authorize any Officer or Officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

         Section 9.2. LOANS. No loan nor advance shall be contracted on behalf of the Corporation, no negotiable paper nor other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the Corporation shall be mortgaged, pledged, hypothecated or transferred as security for the payment of any loan, advance, indebtedness or liability of the Corporation unless and except as authorized by the Board of Directors. Any such authorization may be general or confined to specific instances.

         Section 9.3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select, or as may be selected by any Officer or agent authorized to do so by the Board of Directors.

         Section 9.4 . CHECKS AND DRAFTS. All notes, drafts, acceptances, checks, endorsements and evidences of indebtedness of the Corporation shall be signed by such Officer and Officers or such agent or agents of the Corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories shall be made in such manner as the Board of Directors from time to time may determine.

         Section 9.5. BONDS AND DEBENTURES. Every bond or debenture issued by the Corporation shall be evidenced by an appropriate instrument which shall be signed by the President or a Vice President and by the Treasurer or by the Secretary, and sealed with the Seal of the Corporation. The Seal may be facsimile, engraved or printed. Where such bond or debenture is authenticated with the manual signature of an authorized Officer of the Corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the Corporation's Officers named thereon may be a facsimile. In case any Officer who signed, or whose facsimile signature has been used on any such bond or debenture, shall cease to be an Officer of the Corporation for any reason before the same has been delivered by the Corporation such bond or debenture may nevertheless be adopted by the Corporation and issued and delivered as though the person who signed it or whose facsimile signature has been used thereon has not ceased to be such Officer.

         Section 9.6. SHARES HELD BY THE CORPORATION. Shares in other corporations standing in the name of this Corporation may be voted and represented and all rights incident thereto may be exercised on behalf of this Corporation by any Officer of this Corporation authorized so to do by resolution of the Board of Directors.


                                    ARTICLE X

                                  Miscellaneous
                                  -------------

         Section 10.1. WAIVER OF NOTICE. Whenever any notice is required to be given to any Shareholder or Director of the Corporation under the provisions of these Bylaws, or under the provisions of the Articles of Incorporation, or under the provisions of the Utah Business Corporation Act, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any meeting shall constitute a waiver of notice of such meetings, except where attendance is for the express purpose of objecting to the legality of that meeting.

         Section 10.2. DIVIDENDS. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by the Utah Business Corporation Act and its Articles of Incorporation.

         Section 10.3. GENDER. Unless the context requires otherwise, the male gender and the pronouns referring thereto in these Bylaws shall refer to the female gender as well.


                                            ------------------------------------
                                            Duane W. Moss, Secretary

                            CERTIFICATE OF SECRETARY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby certify that he is the Secretary of Mining Services International Corporation, a corporation duly organized and existing under and by virtue of the laws of the State of Utah; that the above and foregoing Bylaws of said Corporation were duly and regularly adopted a such by the Board of Directors of the Corporation on ---------- 1999; and that the above and foregoing Bylaws are now in full force and effect.

         DATED this-----------------day of-----------, 1999.

                                            ------------------------------------
                                            Duane W. Moss, Secretary


[Corporate Seal]


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